Ovid Therapeutics Corporate Overview April 2021 ©2021 OVID THERAPEUTICS INC.   |   ALL RIGHTS RESERVED 1 January 2021 April 2021 Exhibit 99.1

Disclaimers and Forward-Looking Statements ©2021 OVID THERAPEUTICS INC.   |   ALL RIGHTS RESERVED This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “believe,” “expect,” “plan,” “anticipate” and similar expressions (as well as other words or expressions referencing future events or circumstances) are intended to identify forward-looking statements. Forward-looking statements contained in this presentation may include statements regarding the progress, timing, development of the Company’s product candidates and pipeline programs; scope of clinical trials and the reporting of clinical data; the potential clinical benefit of the Company’s product candidates and pipeline programs; the timing and outcome of discussions with regulatory authorities; regulatory development; the success of any licensing or partnering opportunities; the potential commercialization of product candidates and pipeline programs; and the potential value, benefits, and outcome of the 2021 royalty, license and termination agreement with Takeda.  Each of these forward-looking statements involves risks and uncertainties.  These statements are based on the Company’s current expectations and projections made by management and are not guarantees of future performance. Therefore, actual events, outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. Factors that may cause actual results to differ materially from these forward-looking statements include the fact that initial data from clinical trials may not be indicative, and are not guarantees, of the final results of the clinical trials and are subject to the risk that one or more clinical outcomes may materially change as patient enrollment continues and or more patient data becomes available.  Additional risks that could cause actual results to differ materially from those in the forward-looking statements are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including the "Risk Factors" sections contained therein. Such risks may be amplified by the COVID-19 pandemic and its potential impact on the Company’s business and the global economy. Except as otherwise required under federal securities laws, we do not have any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise. The trademarks included in this presentation are the property of the owners thereof and are used for reference purposes only. 2 January 2021 April 2021

©2021 OVID THERAPEUTICS INC.   |   ALL RIGHTS RESERVED 3 boldvision Ovid is uniquely positioned to change the treatment paradigm for patients with severe rare neurological diseases Innovation Patients Expertise Translating novel scientific approaches to create customized solutions for rare disease Commitment to and collaboration with underserved patient communities to ensure patient voices are heard Poised to fuel next-generation neuroscience therapeutics backed by decades of experience Clear Vision Supported by a Strong Foundation April 2021

Phase 3 Planned Initiation 1H 2021 Evaluating Next Steps Phase 3 Planned Initiation 1H 2021 Anticipate filing three INDs in three years, beginning 1H 2022 ©2021 OVID THERAPEUTICS INC.   |   ALL RIGHTS RESERVED 4 January 2021 April 2021 Pipeline Focused on Advancing Treatment of Rare Diseases

5 April 2021 2017 Collaboration Global for all soticlestat indications 2021 Agreement Global for all soticlestat indications Ovid receives up to $856M in payments and double-digit royalties up to 20% on global sales Received $196M upfront (1Q ’21) Up to $660M in regulatory and commercial milestones Takeda covers all development and commercial costs ©2021 OVID THERAPEUTICS INC.   |   ALL RIGHTS RESERVED $250M+ in estimated expense / milestones obligations for Ovid R&D: 50/50 cost sharing + milestones to Takeda Commercialization: Profit Share Financials: Development: Executed multiple clinical trials enabling pivotal studies Takeda targeting a 2024 launch Potential multi-billion-dollar market opportunity Ph 3 trials in Dravet and LGS expected to begin in 1H ‘21 Transformative $856M+ Agreement with Takeda

2021 Strategic Priorities and Execution ©2021 OVID THERAPEUTICS INC.   |   ALL RIGHTS RESERVED 6 April 2021 Accelerate pre-clinical assets and anticipate filing three INDs from 2022 to 2025 Enhance clinical pipeline with complementary BD opportunities Access leading technologies to accelerate genetic medicine pipeline IMPLEMENTATION STEPS Determine next steps for OV101 Advance next-generation neuroscience pipeline Identify novel delivery technologies Focus on differentiated MOAs Target underlying disease pathology Conduct an assessment taking a comprehensive and disciplined approach reviewing the full ecosystem of external innovation 1 2 3

OV101 Status ©2021 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED 7 TRIAL OUTCOME In December 2020, Phase 3 NEPTUNE trial for Angelman’s syndrome did not meet the primary endpoint Study was designed to assess the effects of treatment with OV101 versus placebo over 12 weeks  Evaluated two patient populations: 4-12 years of age and 2-3 years of age (for safety and pharmacokinetic evaluation) Positive phase 2 data from STARS in ages 13 and up Phase 2 ROCKET trial in Fragile X showed statistically significant results in 3 different scales, multiple sub-domains NEXT STEPS Ovid is currently evaluating next steps for development of the program April 2021 1

Focus on ecosystem of rare neurological diseases with high unmet need Develop novel first-in-class / best-in-class therapeutics Create a customized disease approach leveraging deep understanding of underlying pathology Collaborate with the patient community, KOLs, and other external innovators to accelerate development ©2021 OVID THERAPEUTICS INC.   |   ALL RIGHTS RESERVED 8 January 2021 April 2021 Advance Next-Generation Neuroscience Pipeline STRATEGY PROGRAMS Anticipate filing three INDs in three years, beginning 1H 2022 2

OV329: Highly Potent Inhibitor of GABA Aminotransferase  ©2021 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED 9 April 9, 2021 Mechanism: Highly potent GABA aminotransferase (GABA-AT) oral small molecule inhibitor Development status: IND enabling studies are underway, IND expected 1H 2022 Opportunity: Create a superior product based on a validated mechanism OV329: Potential best-in-class Asset overview Indication(s) overview Refractory epilepsies Tuberous sclerosis complex Infantile spasms 1 in 6K individuals (~50K patients in U.S.); epilepsy present in ~85% of TSC patients Current treatment options include vigabatrin, everolimus, and surgery Significant unmet need: Most patients resistant to current therapy 2-3.5 cases per 10K births in U.S. Current treatment options include ACTH and vigabatrin Significant unmet need: Significant side effects associated with standard of care Opportunity and OV329 April 2021 * Source: Tuberous Sclerosis Alliance; Pellock JM, et al. Epilepsia (2010) OV329

OV329 Appears Active in Models of Drug-Resistant Seizures ©2021 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED 10 April 9, 2021 April 2021 NMDA Model described by Shi et al., 2014 (PMID 26600368) OV329 pre-clinical NMDA model of infantile spasms demonstrates substantial anti-seizure activity OV329 v. Subcutaneous SOC in NMDA Model of Infantile Spasms

OV882: Potential Disease-Modifying Genetic Therapy for Angelman Syndrome (AS) ©2021 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED 11 April 9, 2021 April 2021 Mechanism: Short hairpin RNA that interacts with non-coding RNA to inhibit the silencing of paternal UBE3A gene Development status: POC* activity confirmed in vitro; currently undergoing pre-clinical validation In collaboration with Connecticut Autism Language Lab under Associate Professor Stormy Chamberlain Opportunity: Create potential disease modifying treatment for high unmet need indication OV882: Targets the mechanism of silencing without affecting the gene, minimizes off-target effects, and potentially increases treatment duration compared to ASOs Asset overview Indication overview OV882 Angelman syndrome Affects 1 in 15K individuals Characterized by developmental delay, ataxia, sleep disorder, seizures, and speech impairments Current treatment options are symptomatic (e.g., anti-seizure) Significant unmet need: No specific treatments available which target the neuropathophysiology of Angelman syndrome ASOs** are being investigated by others; approach may have challenges Opportunity and OV882 Source: Foundation for Angelman Syndrome Therapeutics (FAST) * Proof of Concept (POC), ** Antisense oligonucleotides

OV882 Approach to the Treatment of Angelman Syndrome ©2021 OVID THERAPEUTICS INC.   |   ALL RIGHTS RESERVED 12 April 9, 2021 April 2021 DESCRIPTION OF APPROACH BENEFITS AND DRAWBACKS RNAI APPROACHES TO TREATING ANGELMAN SYNDROME DISEASE STATE ASO APPROACH Angelman syndrome is caused by a mutation in the maternal copy of the UBE3A gene and silencing of the paternal copy Silencing is mediated by a non-coding RNA sequence whose expression blocks transcription of the paternal UBE3A gene OV882 shRNA APPROACH Mechanism may cause undesirable off-target effects Requires redosing on approximately quarterly timescale Requires chemical modification of ASO Exclusively silences UBE3A-ATS and unsilences UBE3A Minimizes off-target effects Potential for longer lasting effects

OV882 Appears Active in AS Neuron Cell Model ©2021 OVID THERAPEUTICS INC.   |   ALL RIGHTS RESERVED 13 April 9, 2021 April 2021 SCRAM shRNA OV882 UBE3A-ATS UBE3A mRNA Relative RNA Expression shRNA-OV882 Effects on UBE3A-Antisense and UBE3A Expression (iPSC-AS neurons) OV882 demonstrates activity in AS neuronal cell system: >2x increase in UBE3A mRNA expression when compared to SCRAM control Reduction in UBE3A-ATS expression further demonstrates the potential mechanism and efficacy of OV882

OV815: Potential Advanced Genetic Therapy for KAND and Other KIF-associated Diseases ©2021 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED 14 April 9, 2021 April 2021 Mechanism: Genetic/molecular approach targeting KIF1A Development status: Currently in screening stage for aptamer and gene silencing technologies In collaboration with Asset overview Indication(s) overview OV815 KAND ~200* patients worldwide with documented diagnoses; total number of affected patients likely in the thousands  Broader kinesin superfamily opportunity Symptoms associated with KAND include hereditary spastic paraplegia, ataxia, epilepsy, hypotonia, autism, and ADHD Current treatment options are symptomatic Significant unmet need: No specific treatments available  Opportunity: Leverage knowledge gained from KIF1A to access the broader kinesin superfamily associated diseases  Opportunity and OV815 Source: *KIF1A.org  Notes: **Amyotrophic lateral sclerosis

OV815 Has Potential For Broader Applicability Within the Kinesin Superfamily ©2021 OVID THERAPEUTICS INC.   |   ALL RIGHTS RESERVED 15 April 9, 2021 KIF1A (Kinesin 3 Family Member) April 2021 Impact of KIF1A on neurotransmission KIF1A is a motor protein that transports cargo for neurons Disruption of cargo transport impacts neurotransmission and leads to progressive neurologic deficits KIF1A Primary: KAND Initial opportunity Additional opportunity in the Broader kinesin superfamily Source: Al-Bassam_2018_Malleable folding of coiled-coils regulates

Components of BD activities ©2021 OVID THERAPEUTICS INC.   |   ALL RIGHTS RESERVED 16 January 2021 April 2021 Complementary BD Opportunities 1. Disciplined and strategic approach assessing novel assets 3. Leverages our capabilities 2. Complements programs and strategy to existing pipeline 3

 Strong Balance Sheet Supports Strategy ©2021 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED 17 April 9, 2021 April 2021 Strong balance sheet: Pro forma cash of over $250M* No debt Expected 2Q 2021 - 4Q 2021 quarterly OpEx of $8M-$10M (excluding non-cash expenses) 69M shares outstanding (as of 3-15-21) As of 12-31-20 *Cash and equivalents as of 12-31-20 together with upfront payment from Takeda

©2021 OVID THERAPEUTICS INC.   |   ALL RIGHTS RESERVED 18 Jeremy Levin DPhil, MB Bchir Chairman, CEO Amit Rakhit MD, MBA President, CMO Jason Tardio MBA Chief Commercial Officer Jeffrey Rona Chief Business Officer Thomas Perone JD, MBA GC, Corporate Secretary, and CCO Holly Roberts MD Vice President, Medical Affairs Claude Nicaise MD Head, Rare Disease Strategy Suzanne Wakamoto SPHR, SHRM-SCP SVP, HR Timothy Daly EVP, Finance, Corporate Controller & Treasurer  Mathews Adera MD VP, Neurodevelopment Julia Tsai PhD VP, Epilepsy Luke Rosen VP, Accelerated Development & Community Engagement Leadership Team With Deep Knowledge and Expertise April 2021 Deep experience across full R&D continuum, numerous BD transactions, IND filings, product approvals and launches

Thank you April 2021 ©2021 OVID THERAPEUTICS INC.   |   ALL RIGHTS RESERVED 19 January 2021 April 2021